Exhibit 24.1

SUN BIOPHARMA, INC.

Power of Attorney

The undersigned director of Sun BioPharma, Inc., a Delaware corporation, does hereby make, constitute and appoint Michael T. Cullen and Susan Horvath, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any or all amendments to an Annual Report on Form 10-K or other applicable form for the fiscal year ended December 31, 2018, with all exhibits thereto, and other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 22nd day of March 2019.

/s/ Suzanne Gagnon
Suzanne Gagnon

SUN BIOPHARMA, INC.

Power of Attorney

The undersigned director of Sun BioPharma, Inc., a Delaware corporation, does hereby make, constitute and appoint Michael T. Cullen and Susan Horvath, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any or all amendments to an Annual Report on Form 10-K or other applicable form for the fiscal year ended December 31, 2018, with all exhibits thereto, and other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 22nd day of March 2019.

/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen

SUN BIOPHARMA, INC.

Power of Attorney

The undersigned director of Sun BioPharma, Inc., a Delaware corporation, does hereby make, constitute and appoint Michael T. Cullen and Susan Horvath, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any or all amendments to an Annual Report on Form 10-K or other applicable form for the fiscal year ended December 31, 2018, with all exhibits thereto, and other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 22nd day of March 2019.

/s/ Paul W. Schaffer
Paul W. Schaffer

SUN BIOPHARMA, INC.

Power of Attorney

The undersigned director of Sun BioPharma, Inc., a Delaware corporation, does hereby make, constitute and appoint Michael T. Cullen and Susan Horvath, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any or all amendments to an Annual Report on Form 10-K or other applicable form for the fiscal year ended December 31, 2018, with all exhibits thereto, and other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 22nd day of March 2019.

/s/ D. Robert Schemel
D. Robert Schemel